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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2002

                           SILICON LABORATORIES INC.
                (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-29823               74-2793174
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                        4635 Boston Lane, Austin, TX 78735
                ---------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 416-8500

                                Not Applicable
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS

    On September 12, 2002, Silicon Laboratories Inc. (the "Registrant") announced that it has appointed Russell J. Brennan as chief financial officer. A copy of the press release issued by the Registrant on September 12, 2002 concerning this appointment is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Silicon Laboratories Inc.,
                                         a Delaware corporation


Dated: September 12, 2002                  By: /s/ NAVDEEP S. SOOCH
                                              ---------------------
                                                 Navdeep S. Sooch
                                                   CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER
                                          (PRINCIPAL EXECUTIVE OFFICER)

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                                  EXHIBIT INDEX

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
Exhibit
Number                              Description
------                              -----------
 99.1           Press Release dated September 12, 2002, of the Registrant.
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